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                                                                    Exhibit 10.4

                    AGREEMENT TO EXTEND MANAGEMENT AGREEMENT

         This Agreement to Extend Management Agreement (the "Extension Agreement") is made as of December 17, 2001, by and between FBR Asset Investment Corporation (the "Company") and Friedman, Billings, Ramsey Investment Management, Inc. (the "Manager").

         WHEREAS, the Company and the Manager are parties to that certain Management Agreement, dated as of December 17, 1997, as extended and amended by that certain Agreement to Extend and Amend Management Agreement, dated as of December 17, 1999, as further extended and amended by that certain Agreement to Extend and Amend Management Agreement, dated as of December 17, 2000 (the "Management Agreement");

         WHEREAS, the Management Agreement provides in Section 12 thereof that the parties may extend the term of the Management Agreement for up to 12 months by executing a written extension; and

         WHEREAS, the parties have determined to extend the term of the Management Agreement by 12 months, from December 17, 2001 to December 17, 2002, in accordance with Section 12 of the Management Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Extension. The parties hereby agree to extend the term of the Management Agreement by 12 months, from December 17, 2001 to December 17, 2002.

         SECTION 2. Other terms. Other than as expressly extended hereby, all other terms, conditions and provisions of the Management Agreement shall remain in effect during the 12 month extension provided for hereby, unless the Management Agreement is amended in writing by the parties or is sooner terminated in accordance with the provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of the date first written above.


FBR ASSET INVESTMENT                        FRIEDMAN, BILLINGS, RAMSEY
CORPORATION                                 INVESTMENT MANAGEMENT, INC.

By: /s/ RICHARD HENDRIX                     By: /s/ KURT R. HARRINGTON
   ---------------------------------           ---------------------------------
Name:   Richard Hendrix                     Name:  Kurt R. Harrington
Tittle: Chief Operating Officer             Title: Chief Financial Officer and
                                                   Treasurer